GARB OIL & POWER CORPORATION AND RPS GmBH RESOURCE PROTECTION SYSTEMS
Unaudited Pro forma Condensed Balance Sheets
September 30, 2009

	Garb Oil & Power Corp.	RPS GmbH Resource Protection Systems	Combined		Pro Forma Adjustments	Pro Forma Results
ASSETS
Current assets:
Cash	$-	$-	$-		$-	$-
Deposits	300	-	300		-	300
Accounts receivable-trade		65,050	65,050		-	65,050
Due from related party		127,745	127,745		-	127,745
Total current assets	300	192,795	193,095		-	193,095

Property and equipment, net	-	31,465	31,465		-	31,465
			0
Other assets	-	439,291	439,291		-	439,291
Total assets	$300	$663,551	$663,851		$-	$663,851

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:

Bank overdraft	$5,257	$103,809	$109,066		$-	$109,066
Accounts payable and accrued expenses	83,985	184,521	268,506		-	268,506
Notes payable	533,820	-	533,820		-	533,820
Notes payable - related parties	418,489	-	418,489		-	418,489
Accrued interest	786,093	-	786,093		-	786,093
Accrued interest - related parties	114,423	-	114,423		-	114,423
Wages payable	1,055,448	-	1,055,448		-	1,055,448
Stock options payable	-	-	-		3,150,000	3,150,000
Total current liabilities	2,997,515	288,330	3,285,845		3,150,000	6,435,845

Long-term debt, net of current portion	-	-	-		-	-
Deferred tax liabilities	-	16,677	16,677			16,677
Total long-term liabilities	-	-	-			-

Total liabilities	2,997,515	305,007	3,302,522		3,150,000	6,452,522

Commitments and Contingencies	-	-	-			-

Stockholders’ deficit:
Common stock; 80,000,000 shares authorized, no par value, 75,000,000 shares issued and outstanding	3,306,709	32,865	3,339,574	(a)	(5,705,116)	(5,515,542)
				(b)	(3,150,000)
Additional paid-in capital	-	598,808	598,808	(a)	(598,808)	-
Other comprehensive income	-	26,257	26,257			26,257
Accumulated deficit	(6,303,924)	(299,386)	(6,603,310)	(a)	6,303,924	(299,386)
Total stockholders' deficit	(2,997,215)	358,544	(2,638,671)		(3,150,000)	(5,788,671)
Total liabilities and stockholders' deficit	$300	$663,551	$663,851		$-	$663,851

NOTES TO PRO FORMA ADJUSTMENTS
September 30, 2009

Pro forma adjustments on the attached financial statements include the following:

(a) To record the recapitalization of RPS GmbH Resource Protection Systems with Garb Oil & Power Corp common stock issued in the acquisition, whereby 27,829,291 shares were issued.
(b) To record the $3,150,000 liability related to the obligation to grant options to acquire 100,000,000 shares of common stock.

GARB OIL & POWER CORPORATION AND RPS GmBH RESOURCE PROTECTION SYSTEMS
Unaudited Pro forma Condensed Statements of Operations
For the three months ended September 30, 2009

	Garb Oil & Power Corp.	RPS GmbH Resource Protection Systems	Pro Forma Adjustments	Pro Forma Results
REVENUES	$-	$71,410	$-	$71,410
OPERATING EXPENSES
Research and development	-	-		-
General and administrative	243,049	50,448		293,497
Total Operating Expenses	243,049	50,448	-	293,497

INCOME (LOSS) FROM OPERATIONS	(243,049)	20,962	-	(222,087)

OTHER INCOME(EXPENSE)
Other income	-	-		-
Interest income	-	-		-
Interest expense	(187,984)	(828)		(188,812)
Total Other Income(Expense)	(187,984)	(828)	-	(188,812)
LOSS BEFORE INCOME TAXES	(431,033)	20,134	-	(410,899)
PROVISION FOR INCOME TAXES	-	838	-	-

NET INCOME (LOSS)	$(431,033)	$19,296	$-	$(410,899)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.02)	$19,296.00	$-	$(0.01)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING	24,845,488	1	50,154,511	75,000,000

GARB OIL & POWER CORPORATION AND RPS GmBH RESOURCE PROTECTION SYSTEMS
Unaudited Pro forma Condensed Statements of Operations
For the year ended June 30, 2009

	Garb Oil & Power Corp.	RPS GmbH Resource Protection Systems	Pro Forma Adjustments		Pro Forma Results
REVENUES	$-	$3,508	$		$3,508
OPERATING EXPENSES
Research and development	-	-			0
General and administrative	243,049	88,389			331,438
Total Operating Expenses	243,049	88,389		-	331,438

LOSS FROM OPERATIONS	(243,049)	(84,881)		-	(327,930)

OTHER INCOME(EXPENSE)
Other income	-	-			-
Interest income	-	838			838
Interest expense	(187,984)	(2,096)			-190,080
Total Other Income(Expense)	(187,984)	(1,258)		-	(189,242)
LOSS BEFORE INCOME TAXES	(431,033)	(86,139)		-	(517,172)
PROVISION FOR INCOME TAXES	-	1,620		-	-

NET LOSS	$(431,033)	$(87,759)		$-	$(517,172)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.02)	$(87,759.00)		$-	$(0.01)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING	24,845,488	1		50,154,511	75,000,000